Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Equity Shares beneficially owned by each of them, of Sesa Sterlite Limited. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 8th day of October, 2014.

VEDANTA RESOURCES PLC

By:	/s/ Thomas Albanese
Name:	Thomas Albanese
Title:	Chief Executive

VEDANTA RESOURCES HOLDINGS LIMITED

By:	/s/ Thomas Albanese
Name:	Thomas Albanese
Title:	Director

TWIN STAR HOLDINGS LIMITED

By:	/s/ Mohammad Akhtar Janally
Name:	Mohammad Akhtar Janally
Title:	Director

VOLCAN INVESTMENTS LIMITED

By:	/s/ E. Isaac Collie
Name:	E. Isaac Collie
Title:	Director

ANIL AGARWAL DISCRETIONARY TRUST

By:	/s/ E. Isaac Collie
Name:	E. Isaac Collie
Title:	Trustee

CONCLAVE PTC LIMITED

By:	/s/ E. Isaac Collie
Name:	E. Isaac Collie
Title:	Director

FINSIDER INTERNATIONAL COMPANY LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

WESTGLOBE LIMITED

By:	/s/ Mohammad Akhtar Janally
Name:	Mohammad Akhtar Janally
Title:	Director

WELTER TRADING LIMITED

By:	/s/ Alexis Tsielepis
Name:	Alexis Tsielepis
Title:	Director

RICHTER HOLDING LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VEDANTA RESOURCES CYPRUS LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

VEDANTA RESOURCES FINANCE LIMITED

By:	/s/ Deepak Kumar
Name:	Deepak Kumar
Title:	Director

ANIL AGARWAL

By:	/s/ Anil Agarwal